OPPENHEIMER EQUITY FUND, INC.

Supplement dated June 29, 2012
to the Statement of Additional Information dated March 29, 2012

This supplement amends the Statement of Additional Information of Oppenheimer Equity Fund, Inc. (the “Fund”) dated March 29, 2012, and is in addition to any other supplements.

1. The first two paragraphs in the section titled “Portfolio Managers,” beginning on page 38, are deleted in their entirety and replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Julie Van Cleave, Mitch Williams and Michael Kotlarz (the “Portfolio Managers”), who are responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Julie Van Cleave, Mitch Williams and Michael Kotlarz also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of May 31, 2012. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Asset in Other Accounts Managed[3]
Julie Van Cleave	5	$6.01	1	$146	0	$0
Mitch Williams	8	$3.51	2	$34.3	3	$188
Michael Kotlarz	5	$6.01	1	$146	0	$0

      1.  In billions.
      2.  In millions.
      3.  Does not include personal accounts of the portfolio manager and their families, which are subject to the Code of Ethics.

2. The section titled “Ownership of Fund Shares,” on page 40, is deleted in its entirety and replaced by the following:

Ownership of Fund Shares. As of August 31, 2011, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Julie Van Cleave	$0
Mitch Williams	$0
Michael Kotlarz	$0[1]

       1.  As of June 22, 2012.

June 29, 2012

PX0420.020